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                                                                 EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's concurrently filed Form S-8 Registration Statement for the Seabee Corporation Pension and Retirement Savings Plan.







                                   /S/ CARNEY, ALEXANDER, MAROLD & CO.
                                   CARNEY, ALEXANDER, MAROLD & CO.



Waterloo, Iowa
November 8, 1996